UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2010
WILLIAMS PIPELINE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33917	26-0834035
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement.
     On May 24, 2010, Williams Pipeline Partners L.P. (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Williams Partners L.P. (“Williams Partners”), Williams Partners GP LLC, Williams Partners Operating LLC (“Operating Company”), WPZ Operating Company Merger Sub LLC (“Merger Sub”) and Williams Pipeline GP LLC (the “General Partner”). Pursuant to the Merger Agreement, Merger Sub, a direct wholly owned subsidiary of Operating Company, which is a direct wholly owned subsidiary of Williams Partners, will be merged with and into the Partnership, with the Partnership being the sole surviving entity and becoming an indirect wholly owned subsidiary of Williams Partners (the “Merger”). As a result of the Merger, each holder of outstanding common units of the Partnership (“Common Units”), other than the General Partner, will receive 0.7584 of one common unit of Williams Partners in consideration for each Common Unit that such holder owns at the effective time of the Merger.
     The completion of the Merger is subject to customary closing conditions including, among other things, (i) approval by the affirmative vote of at least a majority of the outstanding Common Units other than Common Units held by Williams Partners and its affiliates, (ii) receipt of applicable regulatory approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the continued effectiveness of a registration statement on Form S-4 with respect to the issuance of the common units of Williams Partners in connection with the Merger.
     The Merger Agreement contains (i) customary representations and warranties of the Partnership and Williams Partners, and (ii) covenants of the Partnership and Williams Partners with respect to, among other things, certain actions taken prior to the closing of the Merger, cooperation on seeking regulatory approvals and access to each other’s information. The Partnership and the General Partner have also agreed not to (a) take any action to solicit, initiate, or knowingly encourage or knowingly facilitate the making of any takeover proposal or any inquiry with respect to a takeover proposal or engage in discussions or negotiations with any person with respect to a takeover proposal, (b) disclose any non-public information or afford access to properties, books or records to any person that has made or is considering making a takeover proposal or (c) approve or recommend, or propose to approve or recommend, or execute or enter into any letter of intent or agreement relating to a takeover proposal. In addition, the Merger Agreement contains certain termination rights for both the Partnership, on one hand, and Williams Partners, on the other, under certain circumstances.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
     The Merger Agreement is incorporated herein by reference to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Partnership, Williams Partners, the other parties to the Merger Agreement or any of their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Partnership, Williams Partners, the other parties to the Merger Agreement or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership and Williams Partners. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the other filings that each of the Partnership and Williams Partners make with the Securities and Exchange Commission (“SEC”).
Important Merger Information and Additional Information:
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Williams Partners and the Partnership will file relevant materials with the SEC. Williams Partners will file a Registration Statement on Form S-4 that includes a proxy statement of the Partnership and which also constitutes a prospectus of Williams Partners. The Partnership will mail the proxy statement/prospectus to the holders of Common Units. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it

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becomes available, because it will contain important information. The proxy statement/prospectus and other documents that will be filed by Williams Partners and the Partnership with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Williams Partners L.P., One Williams Center, Tulsa, Oklahoma 74172, Attention: Investor Relations or by directing a request when such a filing is made to Williams Pipeline Partners L.P., One Williams Center, Tulsa, Oklahoma 74172, Attention: Investor Relations.
     Williams Partners, the Partnership, their respective general partners, and the directors and certain executive officers of their respective general partners may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the general partner of Williams Partners is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 25, 2010. Information about the directors and executive officers of the general partner of the Partnership is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 23, 2010. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus Williams Partners and the Partnership will file with the SEC when it becomes available.
Item 8.01. Other Events
     On May 24, 2010, the Partnership and Williams Partners issued a joint press release announcing, among other things, the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 24, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC, WPZ Operating Company Merger Sub LLC, Williams Pipeline Partners L.P. and Williams Pipeline GP LLC.*

99.1	Press Release, dated May 24, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WILLIAMS PIPELINE PARTNERS L.P.

By:	Williams Pipeline GP LLC, its General Partner

By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: May 26, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 24, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC, WPZ Operating Company Merger Sub LLC, Williams Pipeline Partners L.P. and Williams Pipeline GP LLC.*

99.1	Press Release, dated May 24, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.